EXHIBIT 99.1


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 30, 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                       ILLINOIS CENTRAL RAILROAD COMPANY

                           455 North Cityfront Plaza
                         Chicago, Illinois 60611-5504


                             LETTER OF TRANSMITTAL

                               Offer to Exchange

                           7.70% Debentures due 2096

                          for Any and All Outstanding

                           7.70% Debentures due 2096

                                      of

                       Illinois Central Railroad Company


                                EXCHANGE AGENT:
                           The Chase Manhattan Bank

                            Facsimile Transmission:
                                (212) 946-8017
                         Attention: MaryAnn Fitzgerald

                           Confirm by telephone to:
                                (212) 946-3471

                       By Registered or Certified Mail:
                           The Chase Manhattan Bank
                           Attn: MaryAnn Fitzgerald
                                   Box 2020
                           4 Chase Metrotech Center
                           Brooklyn, New York 11245

                                   By Hand:
                           The Chase Manhattan Bank
                           Attn: MaryAnn Fitzgerald
                      1 Chase Manhattan Plaza, Floor 1-B
                          Nassau and Liberty Streets
                           New York, New York 10081

                             By Overnight Courier:
                           The Chase Manhattan Bank
                           Attn: MaryAnn Fitzgerald
                             450 West 33rd Street
                                  15th Floor
                           New York, New York 10001

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of Instructions via a facsimile transmission to a number other than as set forth above does not constitute a valid delivery.

               The undersigned acknowledges receipt of the Prospectus dated December 26, 1996 (the "Prospectus") of Illinois Central Railroad Company, a Delaware corporation (the "Company"), and this Letter of Transmittal for 7.70% Debentures due 2096 which may be amended from time to time (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of a new issue of 7.70% Debentures due 2096 (the "Exchange Debentures") for each $1,000 in principal amount of its outstanding 7.70% Debentures due 2096 that were issued and sold on December
17, 1996 in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Debentures").

               The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action he or she desires to take with respect to the Exchange Offer.

               All holders of Original Debentures who wish to tender their Original Debentures must, prior to the Expiration Date: (1) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her Original Debentures or, if a tender of Original
Debentures is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Depositary"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Original Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Original Debentures according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus. (See Instruction 1).

               Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Original Debentures validly tendered and not withdrawn and the issuance of the Exchange Debentures will be made on the first business day following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Debentures when, as and if the Company has given written notice thereof to the Exchange Agent.

               The Instructions included with this Letter of Transmittal (the "Instructions") must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent, at the address listed above, or to John V. Mulvaney, Controller, or Douglas A. Koman, Treasurer, at Illinois Central Railroad Company, 455 North Cityfront Plaza Drive, Chicago, Illinois 60611-5504, at telephone number (312) 755-7500.

       PLEASE READ THE ENTIRE PROSPECTUS AND THE LETTER OF TRANSMITTAL,
      INCLUDING THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

               Capitalized terms used in this Letter of Transmittal and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

               List in Box 1 below the Original Debentures of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Original Debentures on a separate SIGNED schedule and affix that schedule to this Letter of Transmittal.

                                     BOX 1
                   TO BE COMPLETED BY ALL TENDERING HOLDERS
------------------------------------------------------------------------------
                                                                 Principal
Name(s) and Address(es)                   Principal Amount       Amount of
of Registered Holder(s)     Certificate     of Original     Original Debentures
   (Please fill in)         Number(s)(1)    Debentures          Tendered(2)
------------------------------------------------------------------------------
                          ----------------------------------------------------
                          ----------------------------------------------------
                          ----------------------------------------------------
                          ----------------------------------------------------
                             Totals:
------------------------------------------------------------------------------
(1) Need not be completed if Original Debentures are being tendered by book-entry transfer.
(2) Unless otherwise indicated, the entire principal amount of Original Debentures represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.
    See Instruction 2.
------------------------------------------------------------------------------

Ladies and Gentlemen:

               Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the principal amount of Original Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Debentures tendered with this Letter of Transmittal, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Debentures tendered.

               The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Debentures, with full power of substitution, to: (a) deliver certificates for such Original Debentures to or for the order of the Company;
(b) deliver such Original Debentures and all accompanying evidence of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Debentures to which the undersigned is entitled upon the acceptance by the Company of the Original Debentures tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

               The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Original Debentures tendered.

               The undersigned agrees that acceptance of any tendered Original Debentures by the Company and the issuance of Exchange Debentures in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Debentures, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Original Debentures, the undersigned certifies (a) that it is not an Affiliate, as defined in Rule 405 under the Securities Act, of the Company, that it is not a broker-dealer that owns Original Debentures acquired directly from the Company or an Affiliate of the Company, that it is acquiring the Exchange Debentures offered hereby in the ordinary course of the undersigned's business and that such undersigned has no arrangement with any person to participate in the distribution of such Exchange Debentures; (b) that it is an Affiliate of the Company or of the initial purchaser of the Original Debentures in the Initial Offering and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it; or (c) that it is a participating broker-dealer and that it will deliver a prospectus in connection with any resale of the Exchange Debentures.

               The undersigned represents that if it is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Debentures. If the undersigned is a broker-dealer that will receive Exchange Debentures in the Exchange Offer, it represents that the Original Debentures to be exchanged for the Exchange Debentures were acquired as a result of market-making, or other trading activities.

               The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Debentures for its own account, it will deliver a prospectus in connection with any resale of such Exchange Debentures. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

               All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

               Unless otherwise indicated under "Special Delivery
Instructions" below, the Exchange Agent will deliver Exchange Debentures (and, if applicable, a certificate for any Original Debentures not tendered but represented by a certificate also encompassing Original Debentures which are tendered) to the undersigned at the address set forth in Box 1.

               The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

[ ] CHECK HERE IF TENDERED ORIGINAL DEBENTURES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:____________________________________________

      Account Number:_________________________________________________________

      Transaction Code Number:________________________________________________


[ ] CHECK HERE IF TENDERED ORIGINAL DEBENTURES ARE BEING DELIVERED PURSUANT TO
    A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):___________________________________________

    Date of Execution of Notice of Guaranteed Delivery:_______________________

    Window Ticket Number (if available):______________________________________

    Name of Eligible Institution which Guaranteed Delivery:___________________


              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                                     BOX 2

                               PLEASE SIGN HERE
                 WHETHER OR NOT ORIGINAL DEBENTURES ARE BEING
                          PHYSICALLY TENDERED HEREBY


               X ________________________  ________


               X ________________________  ________
                 Signature(s) of owner(s)    Date
                 or Authorized Signatory


Area Code and Telephone Number:____________________


This box must be signed by registered holder(s) of Original Debentures as their name(s) appear(s) on certificate(s) for Original Debentures, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below (See Instruction 3).

Name(s)_______________________________________________________________________

______________________________________________________________________________
                              (Please Print)

Capacity______________________________________________________________________

Address_______________________________________________________________________

______________________________________________________________________________
                            (Include Zip Code)


Signature(s) Guaranteed     __________________________________________________
by an Eligible Institution:                  (Authorized Signature)
                            __________________________________________________
(If required by                                    (Title)
Instruction 4)              __________________________________________________
                                                 (Name of Firm)


                                     BOX 3

                       TO BE COMPLETED BY ALL TENDERING HOLDERS

                       PAYOR'S NAME: THE CHASE MANHATTAN BANK

                       Part 1--PLEASE PROVIDE YOUR TIN IN         SOCIAL SECURITY NUMBER(S) OR
                       THE BOX AT RIGHT AND CERTIFY BY            EMPLOYER IDENTIFICATION
                       SIGNING AND DATING BELOW.                  NUMBER(S)

   SUBSTITUTE          PART 2-CERTIFICATION- UNDER PENALTIES OF PERJURY.  I CERTIFY THAT:
    FORM W-9           (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a
DEPARTMENT OF THE          number to be issued to me), and
TREASURY INTERNAL      (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I
 REVENUE SERVICE           have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding
PAYOR'S REQUEST
 FOR TAXPAYER          CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by
IDENTIFICATION         the IRS that you are currently subject to backup withholding because of underreporting
NUMBER ("TIN")         interest or dividends on your tax return.
                                                                      PART 3
                       SIGNATURE ____________________________
                       DATE            ___________, 1997          AWAITING TIN [ ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE DEBENTURES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.


          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature _____________________                        Date ____________, 1997



                     BOX 4
         SPECIAL ISSUANCE INSTRUCTIONS
          (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Original
Debentures in a principal amount not exchanged, or Exchange Debentures, are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Original Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Depositary other than the account indicated above.

Issue and deliver:
(check appropriate boxes)
[ ]        Original Debentures not tendered
[ ]        Exchange Debentures, to:

Name_______________________________________________
                      (PLEASE PRINT)

Address____________________________________________

Please complete the Substitute Form W-9 at Box 3

Tax I.D. or Social Security Number:________________


                  BOX 5
     SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Original
Debentures in a principal amount not exchanged, or Exchange Debentures, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Deliver:

(check appropriate boxes)

[ ] Original Debentures not tendered
[ ] Exchange Debentures, to:

Name_______________________________________________
                   (PLEASE PRINT)
Address____________________________________________
___________________________________________________


                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER


              1. Delivery of this Letter of Transmittal and Certificates. Certificates for Original Debentures or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Original Debentures or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

               If tendered Original Debentures are registered in the name of the signer of the Letter of Transmittal and the Exchange Debentures to be issued in exchange therefor are to be issued (and any untendered Original Debentures are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Original Debentures must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Debentures and/or Original Debentures not exchanged are to be delivered to an address other than that of the registered holder appearing on the debenture register for the Original Debentures, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

               Any beneficial owner whose Original Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Original Debentures should contact such holder promptly and instruct such holder to tender Original Debentures on such beneficial owner's behalf. If such beneficial owner wishes to tender such Original Debentures himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Original Debentures, either make appropriate arrangements to register ownership of the Original Debentures in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

               Book-Entry Transfer. The Exchange Agent will make a request to establish an account with respect to the Original Debentures at the Depositary for purposes of the Exchange Offer within two business days after receipt of this Prospectus, and any financial institution that is a participant in the Depositary may make book-entry delivery of Original Debentures by causing the Depositary to transfer such Original Debentures into the Exchange Agent's account at the Depositary in accordance with the Depositary's procedures for transfer. However, although delivery of Original Debentures may be effected through book-entry transfer at the Depositary, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

               A debenture holder may tender Original Debentures that are held through the Depositary by transmitting its acceptance through the Depositary's Automatic Tender Offer Program ("ATOP"), for which the transaction will be eligible, and the Depositary will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by the Depositary to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the Depositary has received an express acknowledgment from each participant in the Depositary tendering the Original Debentures and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

               The method of delivery of Original Debentures and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

               Guaranteed Delivery Procedures. If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Original Debentures to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the cover of the Letter of Transmittal, on or prior to the Expiration Date, a Notice of Guaranteed Delivery or a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Original Debentures being tendered, the names in which the Original Debentures are registered and, if possible, the certificate numbers of the Original Debentures to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Original Debentures, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Original Debentures being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal (or facsimile thereof) and any other required documents), or a properly completed Agent's Message is received by the Exchange Agent within the period set forth above, the Company may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

               A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Original Debentures (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Debentures in exchange for Original Debentures tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Original Debentures (or a timely Book-Entry Confirmation).

               All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Debentures will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Debentures. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive notice of acceptance of their Original Debentures. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

              2. Partial Tenders; Withdrawals. If less than the entire principal amount of any Original Debenture evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must so indicate the principal amount tendered in the fourth column of Box 1 above. All of the Original Debentures represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Original Debentures not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Original Debentures represented by a submitted certificate is tendered (or, in the case of Original Debentures tendered by book-entry transfer, such non-exchanged Original Debentures will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

               If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth on the cover of the Letter of Transmittal prior to the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Original Debentures to be withdrawn, the certificate numbers of Original Debentures to be withdrawn, the principal amount of Original Debentures to be withdrawn, a statement that such holder is withdrawing his election to have such Original Debentures exchanged, and the name of the registered holder of such Original Debentures, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Original Debentures being withdrawn. The Exchange Agent will return the properly withdrawn Original Debentures promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

               3. Signatures on this Letter of Transmittal; Assignments. If this Letter of Transmittal is signed by the holder(s) of Original Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Original Debentures, without alteration, enlargement or any change whatsoever.

               If any of the Original Debentures tendered hereby are owned by two or more joint owners, all owners must sign this Letter of Transmittal. If any tendered Original Debentures are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which certificates are held.

               If this Letter of Transmittal is signed by the holder of record and (i) the entire principal amount of the holder's Original Debentures are tendered; and/or (ii) untendered Original Debentures, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Original Debentures, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter of Transmittal.

               If this Letter of Transmittal or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company.

               4. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless Original Debentures are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Institution (as defined in Instruction 1, above). If Original Debentures are registered in the name of a person other than the signer of this Letter of Transmittal, the Original Debentures surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

               5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Debentures or certificates for Original Debentures not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Debentures by book-entry transfer may request that Original Debentures not exchanged be credited to such account maintained at the Depositary as such holder may designate.

               6. Tax Identification Number. Under Federal income tax laws, payments that may be made by the Company on account of the Exchange Debentures may be subject to backup withholding at a rate of 31%. In order to prevent backup withholding, each tendering holder should provide his or her correct Taxpayer Identification Number by completing the "Substitute Form W-9" included herein. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

               7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Original Debentures to it or its order pursuant to the Exchange Offer. If, however, the Exchange Debentures or certificates for Original Debentures not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed by any reason other than the transfer of Original Debentures to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to the tendering holder.

               Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

               8. Waiver of Conditions. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Original Debentures tendered.

               9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for Original Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent, at the address indicated above, for further instructions.

               10.  Requests for Assistance or Additional Copies.
Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter of Transmittal, may be directed to the Exchange Agent.

               IMPORTANT: This Letter of Transmittal (together with certificates representing tendered Original Debentures or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date (as defined in the Prospectus).